Exhibit 10.1.45

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT NO. 3 TO

IN FLIGHT CONNECTIVITY SERVICES AGREEMENT

This Amendment No. 3 (“Amendment”) to the Amended and Restated In Flight Connectivity Services Agreement is made as of April 1, 2015 (“Amendment Date”), by and between Delta Air Lines, Inc. (“Delta”) and Gogo LLC, f/k/a Aircell LLC (“Gogo”). Capitalized terms used herein that are not otherwise defined shall have the meanings given to such terms in the Restated Agreement.

WHEREAS, Delta and Gogo are parties to the Amended and Restated In Flight Connectivity Services Agreement dated as of April 7, 2011 (as amended by Amendment No. 1 thereto dated September 30, 2011 and Amendment No. 2 thereto dated February 25, 2014, the “Restated Agreement”), under which Gogo installs its ABS Equipment and provides its Connectivity Services on board Delta’s Domestic fleet;

WHEREAS, Delta and Gogo, having negotiated that certain 2Ku In-Flight Connectivity Services Agreement, dated as of the Amendment Date, desire to amend the Restated Agreement to make certain conforming changes and other changes upon which the parties have agreed;

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, Delta and Gogo agree to amend the Restated Agreement as follows:

1. Article 1 is hereby amended by adding the following definitions:

“2Ku Agreement” means the 2Ku In-Flight Connectivity Services Agreement, dated as of April 1, 2015, between Delta and Gogo.”

“2Ku System” has the meaning ascribed thereto in the 2Ku Agreement.”

“Amendment No. 3 Effective Date” means April 1, 2015.”

“Data Usage Addendum” means the Data Usage Addendum attached hereto as Attachment 1.”

2. Section 5.3.4 is amended by deleting the third sentence thereof and replacing it with the following: [***]

3. Section 7.3 shall be deleted in its entirety and replaced with the heading “[Intentionally Deleted]”.

4. Section 7.5.5 shall be deleted in its entirety and replaced with the following:

“7.5.5 Data Usage. Commencing on the Amendment No. 3 Effective Date, the fees to be paid by Delta to Gogo for Delta Data Usage (including any free allocations available therefor), will be determined in accordance with the Data Usage Addendum.”

5. Section 9.1 is hereby amended by adding the following as an additional final sentence: [***]

6. Section 9.4 is hereby amended by deleting the sentence under the table in its entirety and replacing it with the following:

[***]

7. Section 9.6 is hereby amended by deleting the proviso at the end of the last sentence.

8. Section 9.7.1 is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following:

“Payment by Delta for any Services shall be made net forty-five (45) days from the date of issuance of Gogo’s invoice therefor, which date shall be noted thereon.”

9. Section 11.1 is hereby amended by deleting the phrase “ten (10)” in two places and replacing it with the phrase “thirteen (13)”.

10. Section 11.2.4 is hereby amended by deleting it in its entirety and replacing it with the following:

With respect to each Equipment Type in the Mainline Fleet, if at any time during the Term (A) an in-flight connectivity services provider other than Gogo offers a connectivity service, (B) which provides a [***], (C) such that Delta reasonably believes [***], (D) such competitive system is installed and operational on more than [***] commercial aircraft or is otherwise [***], and (E) Delta has completed sourcing processes with respect to the competitive offering at least as rigorous as those undertaken by Delta in evaluating Gogo such that Delta can validate the technology, functionality and feasibility of the competitive offering and provide objective system performance and functionality criteria to Gogo for its use in determining whether it wishes to submit a proposal as contemplated below, then Delta may elect to terminate this Agreement with respect to such Equipment Type by providing at least [***] advance written notice to Gogo. Gogo will have the opportunity to submit a proposal, which proposal will include, without limitation, proposed terms regarding pricing, system functionality and implementation dates, and Delta will in good faith consider such proposal. If Delta reasonably determines that Gogo’s proposal is at least as favorable as the competitor’s offering with respect to system functionality, user experience and system performance and Delta and Gogo can reach agreement as to pricing, implementation dates and other key terms, this Agreement will be amended to incorporate such additional or replacement offering or functionality and the agreed upon terms. If (i) Gogo declines or fails to submit a proposal to Delta at least [***] prior to the effective date of termination, (ii) Delta reasonably determines that Gogo’s proposal is not as favorable as the competitor’s offering with respect to system functionality, user experience and system performance, or (iii) Delta and Gogo cannot reach agreement as to pricing, implementation dates and other key terms, this Agreement will terminate as to such Equipment Type per Delta’s termination notice. Neither party shall be liable to the other party for any damages arising out of a termination pursuant to this paragraph.

11. The following is added as a new Section 18.19:

“18.19 Transfer of Retrofit A/C to 2Ku Agreement.

18.19.1 Any Retrofit A/C shall cease to be a Retrofit A/C under this Agreement, at such time as it is delivered by Delta to Gogo for installation of the 2Ku System under the 2Ku Agreement (each such A/C, a “Transferred A/C”).

18.19.2 As of the conversion of Retrofit A/C to Transferred A/C, except as set forth in Section 18.19.3 below, the parties’ liability with respect to such A/C shall be the same as such parties’ liability with respect to all Retrofit A/C in the event of the expiration of the Agreement, and Section 18.11 (Survival) shall apply accordingly to the Transferred A/C.

18.19.3 Notwithstanding anything to the contrary: (a) Transferred A/C and all other A/C delivered by Delta to Gogo for installation of the 2Ku

System under the 2Ku Agreement shall constitute Retrofit A/C for the purpose of determining Delta’s fulfillment of any Delta commitments or obligations with respect to converting or maintaining any particular number of Retrofit A/C hereunder, and (b) Delta shall not be liable to Gogo for any damages arising out of the removal of Retrofit A/C from this Agreement for the purpose of converting such A/C to Transferred A/C.”

12. The addendum attached to this Amendment No. 3 as Exhibit A is added to the Restated Agreement as Attachment 1 thereto.

This Amendment No. 3 contains the entire understanding among the parties, and supersedes any prior written or oral agreement between them, respecting the subject matter hereof. This Amendment shall be governed by the same laws and in the same manner as the Restated Agreement. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Amendment Date.

DELTA AIR LINES, INC.		GOGO LLC

/s/ Richard H. Anderson		/s/ Michael J. Small

By:	Richard H. Anderson	By:	Michael J. Small

Its:	Chief Executive Officer	Its:	President and Chief Executive Officer

Date:	May 5, 2015	Date:	April 27, 2015

Exhibit A to Amendment

ATTACHMENT 1

DATA USAGE ADDENDUM

1. Definitions. In addition to those terms defined in the body of this Agreement, the definitions below shall apply to the following terms:

“2Ku Agreement” shall mean the 2Ku In-Flight Connectivity Services Agreement, dated April 1, 2015, between Gogo LLC (“Gogo”) and Delta Air Lines, Inc. (“Delta”).

“Authenticated Passenger Usage” means, [***].

“Connectivity Services” means, depending on the IFC Agreement governing the applicable aircraft: Connectivity Services, as defined in the Domestic Agreement and the International Agreement, and 2Ku Connectivity Services, as defined in the 2Ku Agreement.

“Delta Connectivity Services” means Connectivity Services provided by Gogo to Delta for purposes of transmitting (i) Delta Data Usage (as defined in the applicable IFC Agreement), (ii) any data used by Delta for operational or crew usage or for providing complementary connectivity service (other than access to Whitelisted Sites) to passengers, and (iii) any other data used by Delta for any purpose pursuant to one or more IFC Agreements.

“Domestic A/C” shall have the meaning ascribed thereto in the 2Ku Agreement.

“Domestic Agreement” shall mean the Amended and Restated In-Flight Connectivity Services Agreement, dated April 7, 2011, between the parties, as amended.

“Higher Priority Transmissions” shall mean transmissions which take precedence in delivery or require additional security as compared to the internet connectivity services provided to passengers purchasing Connectivity Services.

“IFC Agreements” means, collectively, the Domestic Agreement, International Agreement and 2Ku Agreement. For purposes of clarity, the term includes any Statements of Work issued thereunder.

“International A/C” shall have the meaning ascribed thereto in the 2Ku Agreement.

“International Agreement” shall mean the International In-Flight Connectivity Services Agreement, dated August 1, 2013, between the parties, as amended.

“Machine to Machine Transmissions” shall mean transmissions of data that (i) originate or terminate on the aircraft (excluding any personal or portable electronic devices, whether or not attached to the aircraft) and (ii) do not involve any human intervention.

“Technology Type” means each of Gogo’s ATG, ATG-4, Ku, 2Ku and 14 GHz NextGen ATG technologies; provided that 2Ku on Domestic A/C and 2Ku on International A/C shall be considered two separate technology types for purposes of this Data Usage Addendum.

2. Existing Agreements; Amendments. In various contracts and amendments, Gogo permitted Delta to use network/data capacity for a variety of operational uses or have the opportunity to use and purchase the services for discounted rates. In doing so, the parties previously agreed to certain arrangements, as follows:

Item	Allocation Name	Contract or Amendment	Section	Tech	Allocation	Overage Rate
1	POS allocation	Operational Applications	4.3	Both	[***]	[***]
2	Domestic Portal allocation	Domestic Portal Amendment	7.5.5 (as amended)	ATG	[***]	[***]
3	International Portal allocation	International	7.5.4	Ku	[***]	[***]
4	International Operational Usage fees	International	9.6	Ku	[***]	[***]
5	International Portal Credit	International	7.5.4	Ku	[***]	[***]
6	Connectivity Services Certificates	Domestic	7.3	ATG	[***]	[***]
7	Connectivity Services Certificates	International	7.3	Ku	[***]	[***]

The parties have amended the Domestic Agreement, the International Agreement and the Operational Applications SOW to, inter alia, replace the above-described allocations, overage rates and arrangements with those set forth in this Data Usage Addendum.

3. [***]

4. [***]

Fleet (as determined pursuant to the applicable Agreement)	Technology Type	Rate
Domestic	[***]	[***]
Domestic	[***]	[***]
Domestic	[***]	[***]
International	[***]	[***]
International	[***]	[***]

Following is an example calculation of the Blended Rate for Excess Usage: [***]

5. [***]

6. [***]